Exhibit 99.14(b)


                     CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS: Morgan Stanley Capital I Inc.                   Policy No. 487160
             Morgan Stanley Mortgage Loan Trust 2006-15XS
             Mortgage Pass-Through Certificates, Series 2006-15XS
             Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Wells Fargo Bank, National Association, or its successors, as securities administrator (the "Securities Administrator"), on behalf of LaSalle Bank National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Securities Administrator to each Owner of each Owner's applicable share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Securities Administrator, whether or not such funds are properly applied by the Securities Administrator. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC, the Trustee or the Securities Administrator for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy will not provide credit enhancement for any Class of Certificates other than the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates.

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to





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such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as fiscal agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Securities Administrator on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Securities Administrator for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of October 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Securities Administrator, Morgan Stanley Mortgage Capital Inc., as Seller, and LaSalle Bank National Association, as Trustee, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Securities Administrator under the Agreement is located are authorized or obligated by law or executive order to close.

     "Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Available Distribution Amounts" means funds allocated from Available Distribution Amounts pursuant to Section 5.02 of the Agreement to make distributions on the Obligations.

     "Deficiency Amount" means the excess, if any, of Required Distributions over Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Available Distribution Amounts.


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     "Insured Payment" means (i) as of any Distribution Date, any Deficiency
Amount and (ii) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Securities Administrator specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Certificateholder (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Required Distributions" means (a) as of any Distribution Date, the sum of (x) the Class A Interest Distribution Amounts related to the Obligations due on that Distribution Date and (y) at the lection of the Insurer in its sole discretion, each of the Obligations' pro rata share (based upon the Class Principal Balance of each such Class of Certificates) of the amount, if any, by which the aggregate Class Principal Balance of the Senior Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans on any Distribution Date after the aggregate Class Principal Balance of the Subordinate Certificates has been reduced to zero and (b) on the Last Scheduled Distribution Date, the respective Class Principal Balance of the Obligations.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Securities Administrator.

     The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services, or such other address as the Fiscal Agent shall specify to the Securities Administrator in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.


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     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.


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     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 31st day of October, 2006.

                                    MBIA INSURANCE CORPORATION


                                    By /s/ Neil G. Budnick
                                       ------------------------------
                                       President


                                    Attest:


                                    By /s/ Stephanie Taylor Ciavarello
                                       -------------------------------
                                       Assistant Secretary


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                                   EXHIBIT A

                   TO CERTIFICATE GUARANTY INSURANCE POLICY
                                NUMBER: 487160

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 487160



U.S. Bank Trust National Association, as Fiscal Agent
  for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY 10005
Attention: Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of [NAME OF SECURITIES ADMINISTRATOR], as securities administrator (the "Securities Administrator"), on behalf of the Trustee referred to herein, hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy
Number: 487160 (the "Policy") issued by the Insurer in respect of the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2006-15XS Mortgage Pass-Through Certificates, Series 2006-15XS Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates (the "Obligations"), that:

          (a) the Securities Administrator is the securities administrator under the Pooling and Servicing Agreement dated as of October 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Securities Administrator, Morgan Stanley Mortgage Capital Inc., as Seller, and LaSalle Bank National Association, as Trustee for the Owners;

          (b) the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Available Distribution Amounts for the Distribution Date occurring on _______________ (the "Applicable Distribution Date") is $__________;

          (c) the Required Distributions for the Applicable Distribution Date is $__________;

          (d) the excess, if any, of Required Distributions over Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Available Distribution Amounts for the Applicable Distribution Date is $__________ (the "Deficiency Amount");





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          (e) the amount of any previously distributed payments on the
     Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $__________ (the "Preference Amount");

          (f) the total Insured Payment due is $__________, which amount equals the sum of the Deficiency Amount and the Preference Amount; and

          (g) the Securities Administrator directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
     Policy: [SECURITIES ADMINISTRATOR'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Securities Administrator has executed and delivered this Notice under the Policy as of the [______] day of [_______________], [________].


                                    [NAME OF SECURITIES
                                    ADMINISTRATOR], as Securities
                                    Administrator


                                    By _________________________________
                                    Title ______________________________



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